Exhibit 32.2

Certification of the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350

In connection with the Quarterly Report on Form 10-Q for the fiscal quarter ended July 30, 2016 of Stein Mart, Inc. (the “Form 10-Q”), I, Gregory W. Kleffner, Executive Vice President and Chief Financial Officer of Stein Mart, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Stein Mart, Inc.

Date: August 31, 2016	/s/ Gregory W. Kleffner
Gregory W. Kleffner
Executive Vice President and Chief Financial Officer